EXHIBIT 99.1


                         AGREEMENT AND PLAN OF EXCHANGE


         AGREEMENT AND PLAN OF EXCHANGE (hereinafter called this "Agreement") dated this 18th day of September 2000, between Spiderboy.Com, Inc. (the "Company"), a Florida Corporation, and High CountryVentures, Inc. (the "Purchaser") a Minnesota Corporation,

         WHEREAS, the Purchaser desires to acquire all of the outstanding shares of the Company in exchange for shares of the Company, all upon the terms and subject to the conditions of this Agreement and the Plan of Exchange attached as Exhibit A (the "Plan of Exchange"); and

         WHEREAS, the Company and the Purchaser desire to make certain representations, warranties, covenants and agreements in connection with the Exchange of the Company;

         NOW THEREFOR, in consideration of the premises and the mutual representations, warranties, covenants, agreements and conditions herein contained, the parties agree as follow:

                                    ARTICLE 1

                      THE EXCHANGE; CLOSING; EFFECTIVE TIME

         1.1 THE EXCHANGE. Subject to the terms and conditions of this Agreement, at the Effective Time (as defined in section 1.4) all of the shares of the Company shall be exchanged for shares of the Purchaser (the "Exchange"). The Purchaser shall continue to be governed by the laws of the State of Minnesota, and the separate corporate existence of the Purchaser and the Company with all their rights, privileges, immunities and franchises shall continue unaffected by the Exchange.

         1.2 TERMS OF EXCHANGE. The shareholders of the Company shall transfer all of their stock in the Company to the Purchaser. The Purchaser agrees to issue 29,438,000 shares of its outstanding 36,863,920 shares of common stock to the shareholders of the Company, all of which are restricted shares.

         1.3 CLOSING. The closing of the Exchange (the "Closing") shall take place on the first business day on which the last to be fulfilled or waived of the conditions set forth in Article VII shall be fulfilled or waived in accordance with this Agreement, at such time and place as the Company and Purchaser may agree,

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         1.4      EFFECTIVE TIME. As soon as practicable following fulfillment or waiver of the conditions specified in Article VII, and provided that this Agreement has not been terminated or abandoned to Article VIII, the Company and the Purchaser will cause the Articles of Exchange (the Article of Exchange") to be executed and filed with the Secretary of State of Minnesota (the "State Commission"). The Exchange shall become effective on the date on which the Secretary of State issued a Certificate of Exchange, and such time is referred to as the "Effective Time".

                                   ARTICLE II

             ARTICLES OF INCORPORATION AND BY-LAWS OF THE PURCHASER

         2.1 THE ARTICLES OF INCOPORATION. The Articles of Incorporation of the Purchaser (the "Articles") in effect at the Effective Time shall remain in effect in accordance with the Minnesota Statutes.

         2.2 THE BY-LAWS. The By-Laws of the Purchaser in effect at the Effective Time shall remain in effect unless duly amended in accordance with its terms and the Minnesota Statutes.

                                   ARTICLE III

              OFFICERS AND DIRECTORS OF THE PURCHASING CORPORATION

         3.1 OFFICERS AND DIRECTORS. The directors and officers of the Purchaser at the Effective Time shall, from and after the Effective Time, shall be directors and officers until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Purchasing Corporation's Articles and By-Laws.

                                   ARTICLE IV

              CONVERSION OF CANCELLATION OF SHARES IN THE EXCHANGE

         4.1 At the Effective Time, all shares of common stock of the Company issued and outstanding immediately prior to the Effective Time shall be exchanged for validly issued, fully paid and non assessable shares of the Purchaser.

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

         5.1 CORPORATE ORGANIZATION AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida. The Company has the corporate power and authority to carry on its respective businesses as they are now being conducted. The Company has made available to Purchaser a complete and correct copy of the Company's Articles, and the Company's By-Laws. The Company `s Articles and By-Laws so delivered are in full force and effect.

         5.2 CORPORATE AUTHORITY. Subject only to approval of this Agreement and the Plan of Exchange by the holders of a majority of the outstanding shares, the Company has the requisite corporate power and authority and has taken all corporate action necessary in order to execute and deliver this Agreement and to consummate the transactions contemplated. This Agreement is valid and binding agreement of the Company.

         5.3 COMPLIANCE. The execution and delivery of this Agreement by the Company does not, and the consummation of the transactions contemplated by the Company will not, constitute or result in
                  (i) a breach or violation of, a default under, the acceleration of, or the creation of a lien, pledge, security interest or other encumbrance on assets pursuant to (with or without the giving of notice of lapse of time), any provision of any agreement, lease, contract, note, mortgage, indenture, arrangement or other obligation ("Contracts") of the Company, or any law, rule, ordinance or regulation or judgment, decree, order, award or governmental or non-governmental permit or license to which the Company is subject, except, in the case of clause (ii) above, for such breaches, violations, defaults, or accelerations which, alone or in the aggregate, will not have a material adverse effect on the financial condition, properties, business or results of operations of the Company.

         5.4 BROKERS AND FINDERS. Neither the Company nor any of its officer, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated, except as disclosed.

         5.5 FINANCIAL STATEMENTS. The financial statements as of June 30, 2000, which have been delivered to Purchaser ("Company Financial Statements") are complete, accurate, and fairly present the financial condition of the Company as of the date and the results of its operation for the periods covered. To the best knowledge of the Company, there are no liabilities, either fixed of contingent, not reflected in the financial statements other that contracts or obligations in the ordinary and usual course of business, constituting liens or other liabilities which, if disclosed, would alter substantially the financial condition of the Company as reflected in the financial statements. These Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied.

         5.6 LITIGATION AND PROCEEDINGS. To the best knowledge of the Company, it is not involved in any pending litigation or governmental investigation disclosed in the Schedules and, to the best knowledge of the Company, no litigation, claims, assessments, or governmental investigation or proceeding is threatened against the Company.

         5.7 TAX RETURNS. The Company has filed all tax returns, forms, or reports, which are due or required to be filed by it prior to this date and has paid or made adequate provisions for the payment of all taxes, penalty fees, reassessments which have or may become due pursuant to such returns or pursuant to any assessments received.

         5.8 TITLE AND RELATED MATTERS. The Company has good and marketable title to all of its licenses, copyrights, trademark, patents, patents pending, properties, inventory, interests in properties, and other assets, real and personal, free and clear of all mortgages, liens, pledges, charges, or encumbrances except (i) statutory liens or claims not yet delinquent; (ii) such imperfections of titles and easements as do not and will not materially detract from or interfere with the present or proposed use of the assets or properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties or in connection with such assets; and (iii) as described in the financial statements or in Company Schedules. The Company owns, free and clear of any liens, claims, encumbrances, royalty interests, or other restrictions or limitations of any nature whatsoever, any and all procedures, techniques, business plans, methods of management, or other information utilized in the conduct of the Company's business or operations, whether or not the value thereof is reflected in the most recent balance sheet included in the Company Schedules. The plants, structures, and equipment of the Company that are necessary or used in the operations of the business of the Company are in good operating conditions and repair, normal wear and tear excepted.

         5.9 CORPORATE ORGANIZATION AND QUALIFICATION. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota. The Purchaser has the corporate power and authority to carry on its respective businesses as they are now being conducted. The Purchaser has made available to Company a complete and correct copy of the Purchaser's Articles, and the Purchaser's By-Laws. The Purchaser's Articles and By-Laws so delivered are in full force and effect.

         5.10 CORPORATE AUTHORITY. Subject only to approval of this Agreement and Plan of Exchange by the holders of a majority of the outstanding shares and has taken all corporate action necessary in order to execute and deliver this Agreement and to consummate the transaction contemplated. This Agreement is a valid and binding agreement of the Purchaser.

         5.11 COMPLIANCE. The execution and delivery of this Agreement by the Purchaser does not, and the consummation of the transactions contemplated by the Purchaser will not, constitute or result in (i) a breach or violation of, or a default under, the Articles or By-Laws of the Purchaser or
                  (ii) a breach or violation of, a default under, the acceleration of, or the creation of a lien, pledge, security interest or other encumbrance on assets pursuant to (with or without the giving of notice or the lapse of time), any provision of any agreement, lease, contract, note, mortgage, law, rule, ordinance or regulation or judgment, decree, order, award or governmental or non-governmental permit or license to which the Purchaser is subject, except, in the case of clause
                  (ii) above, for such breaches, violation, defaults, or acceleration which, alone or in the aggregate, will not have a material adverse effect on the financial condition, properties, business or results of operations of the Purchaser.

         5.12 BROKERS AND FINDERS. Neither the Purchaser nor any of its officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders fees in connection with the transactions contemplated, except as disclosed.

         5.13 FINANCIAL STATEMENTS. The financial statements as of April 30, 2000, 1999, and 1998, which have been delivered to Company ("Purchaser Financial Statements") are complete, accurate, and fairly present the financial condition of the Purchaser as of the date and the results of its operation for the periods covered. To the best knowledge of the Purchaser, there are no liabilities, either fixed of contingent, not reflected in the financial statements other that contracts or obligations in the ordinary and usual course of business, constituting liens or other liabilities which, if disclosed, would alter substantially the financial condition of the Purchaser as reflected in the financial statements. These

                  Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied.

         5.14 LITIGATION AND PROCEEDINGS. To the best knowledge of the Purchaser, it is not involved in any pending litigation or governmental investigation disclosed in the Schedules and, to the best knowledge of the Purchaser, no litigation, claims, assessments, or governmental investigation or proceeding is threatened against the Purchaser.

         5.15 TAX RETURNS. The Purchaser has filed all tax returns, forms, or reports, which are due or required to be filed by it prior to this date and has paid or made adequate provisions for the payment of all taxes, penalty fees, reassessments which have or may become due pursuant to such returns or pursuant to any assessments received.

         5.16 TITLE AND RELATED MATTERS. The Purchaser has good and marketable title to all of its licenses, copyrights, trademark, patents, patents pending, properties, inventory, interests in properties, and other assets, real and personal, free and clear of all mortgages, liens, pledges, charges, or encumbrances except (i) statutory liens or claims not yet delinquent; (ii) such imperfections of titles and easements as do not and will not materially detract from or interfere with the present or proposed use of the assets or properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties or in connection with such assets; and (iii) as described in the financial statements or in Purchaser Schedules. The Purchaser owns, free and clear of any liens, claims, encumbrances, royalty interests, or other restrictions or limitations of any nature whatsoever, any and all procedures, techniques, business plans, methods of management, or other information utilized in the conduct of the Purchaser's business or operations, whether or not the value thereof is reflected in the most recent balance sheet included in the Purchaser Schedules. The plants, structures, and equipment of the Purchaser that are necessary or used in the operations of the business of the Purchaser are in good operating conditions and repair, normal wear and tear accepted.

                                   ARTICLE VI

                                    COVENANTS

         6.1 ACQUISITION PROPOSALS. The Company will, and shall direct (and shall use its best efforts to cause) all of its officers and directors and employees and any investment banker, attorney, accountant or other agent retained by the Company not to, initiate or solicit any inquiries or the making of any proposal with respect to or, except to the extent required by fiduciary obligations under applicable laws, as confidential information or data or to have any discussions with, any person relating, to any acquisition, business combination or purchase of all or any significant portion of the assets of, or any equity interest in, the Company. The Company will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted with respect to any of the foregoing. The Company will notify Purchaser immediately if any such inquiries or proposals are received by, any such information is requested from, or any such negotiations or discussions are sought to be initiated or continued with the Company.

         6.2 INTERIM OPERATIONS OF THE COMPANY. The Company covenants and agrees that after this date and prior to the Effective Time (unless Purchaser shall otherwise agree in writing and except as otherwise contemplated by this Agreement):

                  (a) the business of the Company shall be conducted only in the ordinary and usual course and, to the extent consistent therewith, the Company shall use its reasonable best efforts to preserve its business organization intact and maintain its existing relations with customers, suppliers, employees and business associates;

                  (b) the Company shall not materially modify or amend or terminate any of its material contracts or waive, release or assign any material rights or claims, except in the ordinary and usual course of business;

         6.3 MEETINGS OF THE SHAREHOLDERS. As soon as practicable after this date, Purchaser and the Company shall prepare a joint proxy/registration statement (the "Registration Statement"), which shall comply as to form with all applicable law and its governing instruments to convene a meeting of its shareholders as promptly as practicable to consider and vote upon the approval of the Agreement and the Plan of Exchange and the Exchange. Subject to fiduciary requirements of applicable law, the respective boards of directors of each of Purchaser and the Company shall recommend such approval and take all lawful action to solicit such approval; provided, however, and notwithstanding any other provision in the Agreement to the contrary, if either Purchaser or the Company should experience any development or combination of developments having a material adverse effect on the financial condition, properties, business or results of operations of

                  Purchaser, taken as a whole, or the Company, taken as a whole, as the case may be, other that as a result of factors affecting the industry or the economy generally, then the board or directors of the other Company may withdraw its recommendation of the Exchange and may postpone the meeting of its shareholders to allow adequate time to disseminate relevant disclosure material. The Company agrees, as to information with respect to the Company, its officers, directors, and shareholders contained when the Registration Statement becomes effective and at the date of the meeting of the respective shareholders of Purchaser and the Company, will not include and untrue statement of a material fact or unit or omit to state a material fact required to be stated or necessary to make the statement not misleading.

                                   ARTICLE VII

                                   CONDITIONS

         7.1 CONDITIONS TO OBLIGATIONS OF PURCHASER AND COMPANY. The respective obligations of Purchaser and the Company to consummate the Exchange are subject to the fulfillment of each of the following conditions any or all of which may be waived in whole or part by Purchaser or the Company as the case may be, to the extent permitted by applicable law:

                  (a) Shareholder Approval. This Agreement shall have been duly approved by the holders of (i) at least a majority of the voting power of the outstanding shares of the Purchaser common stock, voting together as a single class, in accordance with applicable law and the Certificate of Incorporation and By-Laws of the Company.

                  (b) Continuing Warranties, Certificate. The representations and warranties of the Company contained in this Agreement shall be correct on and as of the Effective Time in all material respects with the same effect as though made and as of such date, except for the changes contemplated by this Agreement, and the Company shall have performed in all material respects all of its obligations to be performed, and Purchaser shall have received at the Effective Time a certificate to that effect, dated the Effective Time, and executed on behalf of the Company by an executive officer of the Company. Notwithstanding anything in the foregoing to the contrary, this Section 7.1(b) shall be deemed to have been fulfilled regardless of whether the representations contained in Section 5.1 shall not be so correct or the covenants in Sections 6.1 and 6.2 to the extent it is applied to these sections.

         7.2 CONDITIONS TO OBLIGATIONS OF THE COMPANY. The obligations of the Company to consummate the Exchange are subject to the fulfillment of each of the following conditions, any or all of which may be waived in whole or in part by the Company to the extent permitted by applicable law:

                  (a) Shareholder Approval. This Agreement shall have been duly approved by the holders of (i) at least a majority of the voting power of the outstanding shares of the Purchaser common stock, voting together as a single class, in accordance with applicable law and the Certificate of Incorporation and By-Laws of Purchaser and (ii) a majority of the outstanding shares, in accordance with applicable law and the Articles and By-Laws of the Purchaser.

                  (b) Continuing Warranties, Certificate. The representations and warranties of the Purchaser continued in this Agreement shall be correct on and as of the Effective Time in all material respects with the same effect as though made and as of such date, except for the changes contemplated by this Agreements, and the Purchaser shall have performed in all material respects all of its obligations to be performed, and Company shall received at the Effective Time a certificate to that effect, dated the Effective Time, and executed on behalf of the Purchaser by an executive officer of the Purchaser.

                                  ARTICLE VIII

                                   TERMINATION

         8.1 TERMINATION BY MUTUAL CONSENT. This Agreement may be terminated and the Exchange may be abandoned at any time prior to the Effective Time, before or after the approval by shareholders of the parties by the mutual consent of Purchaser and the Company by action of their respective boards of directors.

         8.2 EFFECT OF TERMINATION AND ABANDONMENT. In the event of termination of this Agreement and abandonment of the Exchange pursuant to this Article VIII, no party (or any of its directors or officers) shall have any liability or further obligation to any other party to this Agreement, except as provided in Section 9.2 and except that nothing will relieve any party from liability for any breach of this Agreement.

                                   ARTICLE IX

                            MISCELLANEOUS AND GENERAL

         9.1 PAYMENT OF EXPENSES. Whether or not the Exchange shall be consummated, each party hereto shall pay its own expenses incident to preparing for entering into and carrying out this Agreement and the consummation of the Exchange.

         9.2 SURVIVAL. The agreements shall survive the consummation of the Exchange.

         9.3 MODIFICATION OF AMENDMENT. Subject to the Minnesota Statutes, at any time prior to the Effective Time, the parties may, by written agreement, make any modification or amendment of this Agreement approved by their respective boards of directors. This Agreement shall not be modified or amended except pursuant to an instrument in writing executed and delivered on behalf of each of the parties. After the Effective Time, none of the agreements may be amended.

         9.4 WAIVER OF CONDITIONS. The conditions to each of the parties' obligations to consummate the Exchange are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable law.

         9.5 COUNTERPARTS. For the convenience of the parties this Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all counterparts shall together constitute the same agreement.

         9.6 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

NOTICES. Any notice, request, instruction, or other document to be given by any party to the other, shall be in writing and delivered personally or sent by a registered or certified mail, postage prepaid to the Company to Spiderboy.Com, Inc., 13348 Highland Chase Place, Fort Myers, FL 33913, and to the Purchaser High Country Ventures, Inc., High Country Ventures, Inc., or to such other persons or addresses as may be designated in writing by the party to receive such notice.

         9.7 ENTIRE AGREEMENT, ETC. This Agreement (a) constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties, with respect to the subject matter and (b) shall not be assignable by operation of law or obligation to, or rights in respect of, any persons other than the parties, it being expressly agreed that all of the persons (and their successors and assigns) who are beneficiaries of such sections or schedule (whether as individuals or as members of a class or group) shall be entitled to enforce such sections and schedule against Purchaser or the surviving corporation or of the Purchaser.

         IN WITNESS WHEREOF; this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.


                                               Spiderboy.Com, Inc.


                                       By: /s/ Mark Pardo
                                           -------------------------------

                                       Name: Mark Pardo
                                             -----------------------------

                                       Title: President
                                              ----------------------------


                                           High Country Ventures, Inc.

                                       By: /s/ Michael P. Johnson
                                           -------------------------------

                                       Name: Michael P. Johnson
                                             -----------------------------

                                       Title: President
                                              ----------------------------

                                PLAN OF EXCHANGE

SECTION 1. CORPORATION PLANNING TO EXCHANGE.

         Spiderboy.Com, Inc. (Spiderboy), a Florida corporation shall be exchanged with High Country Ventures, Inc., a Minnesota, corporation. At the Effective Time Spiderboy shall be wholly owned by High Country. High Country shall continue to be governed by the laws of the State of Minnesota.

SECTION 2. TERMS AND CONDITIONS.

         2.1 The exchange shall be effective upon the issuance of a Certificate of Exchange by the Secretary of State of the State of Minnesota.

         2.2      The Articles of Incorporation shall remain.

         2.3      The By-Laws shall remain.

SECTION 3. MANNER AND BASIS OF CONVERTING THE SHARES.

         At the Effective Time, each share of the common stock of Spiderboy issued and outstanding immediately before the Effective Time shall be conveyed to High Country. 29,438,000 shares of High Country common stock, by virtue of the exchange shall be conveyed to Spiderboy, and shall represent validly issued, fully paid shares of High Country.

         IN WITNESS WHEREOF, the parties have executed this Plan of Exchange this day of September 2000.

               Spiderboy.Com, Inc.               High Country Ventures, Inc.



               By /s/ Mark Pardo                 By /s/ Michael P. Johnson
                  --------------------------        --------------------------
               President                         President